Disclosure of material accounting policy information: Description of accounting policy for impairment of assets (Policies)	12 Months Ended
Jan. 31, 2025
Policies
Description of accounting policy for impairment of assets

Impairment of assets

The carrying amount of the Company’s assets are reviewed at each reporting date to determine whether there is any indication of impairment. If such indication exists, the recoverable amount of the asset is estimated in order to determine the extent of the impairment loss. An impairment loss is recognized whenever the carrying amount of an asset or its cash generating unit exceeds its recoverable amount. Impairment losses are recognized in the consolidated statement of comprehensive loss.

The recoverable amount of assets is the greater of an asset’s fair value less cost to sell and value in use. The estimated future cash flows are discounted to their present value using a pre‐tax discount rate that reflects the current market assessments of the time value of money and the risks to the asset. For an asset that does not generate cash inflows largely independent of those from other assets, the recoverable amount is determined for the cash-generating unit to which the asset belongs.

An impairment loss is only reversed if there is an indication that the impairment loss may no longer exist and there has been a change in the estimates used to determine the recoverable amount, however, not to an amount higher than the carrying amount that would have been determined had no impairment loss been recognized in previous years.